UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche High Conviction Global Bond Fund

(formerly Deutsche Enhanced Global Bond Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights

30	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Information About Your Fund’s Expenses
50	Tax Information
51	Advisory Agreement Board Considerations and Fee Evaluation
57	Board Members and Officers
62	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche High Conviction Global Bond Fund

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche High Conviction Global Bond Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics, and changes in supply and demand within the global bond markets. In choosing individual bonds, portfolio management looks for bonds that have attractive yields and show improving credit.

In addition to the fund’s main investment strategy, we sought to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular, foreign currency contracts. The fund no longer used this strategy as of October 2, 2017.

Deutsche High Conviction Global Bond Fund returned 3.60% during the 12-month period ended October 31, 2017, outperforming the 1.23% return of the Bloomberg Barclays Global Aggregate Currency Hedged Index.

The past year brought mixed results for the global bond market. Although U.S. Treasuries and agency mortgage-backed securities posted losses, categories with above-average sensitivity to economic growth registered healthy gains.

Several factors combined to fuel the underperformance for U.S. government issues. The election of Donald Trump as President of the United States in November 2016 prompted investors to ratchet up their expectations for the economy, causing bond yields to surge and leading to poor returns for rate-sensitive assets through mid-December 2016. (Prices and yields move in opposite directions). Yields gradually trended

4	Deutsche High Conviction Global Bond Fund

lower from this high-water mark as the surprise of the election wore off and Republicans encountered challenges in enacting their policy proposals. However, U.S. Treasuries continued to lag at a time in which the U.S. Federal Reserve (Fed) was raising rates and preparing to unwind its stimulative quantitative easing policy. Similarly, developed-market government bonds experienced weak relative performance due to expectations for monetary tightening by central banks around the world.

The backdrop of faster growth and positive investor sentiment, while a headwind to rate-sensitive categories, was highly supportive for other areas of the market. Investment-grade and high-yield corporate bonds produced solid gains on the year, thanks to the combination of rising earnings, investors’ robust appetite for yield and the improving default outlook. Emerging-markets debt also performed well, as the initial concerns about the impact of a Donald Trump presidency gave way to expanding optimism regarding the prospects for economic growth in the developing world.

“We use an active strategy designed to take advantage of opportunities in the bond and currency markets worldwide.“

The changing expectation for government policy and interest rates translated to volatility in the currency markets. Although the U.S. dollar spiked higher following the U.S. election, the fading possibility of a meaningful shift in the country’s policy direction helped fuel a recovery in foreign currencies in 2017. Emerging-markets currencies performed particularly well, reflecting the substantial improvement in economic growth in the developing world.

Fund Performance

We use an active strategy designed to take advantage of opportunities in the bond and currency markets worldwide. Several aspects of our approach contributed to performance in the past year, illustrating the potential benefit of our ability to invest in any asset class or geography.

We added value by having an overweight in emerging-market debt and a small allocation to high-yield bonds in the first half of the reporting period, which enabled us to take advantage of the strong returns for the credit sectors in this time.

Deutsche High Conviction Global Bond Fund	5

About mid-way through the period, we brought the high-yield allocation to nearly zero on the belief that the richer level of valuations indicated more limited upside potential. While the category continued to move slightly higher thereafter, our timing enabled the fund to capture the bulk of its positive returns for the full year. We also actively managed the fund’s holdings in emerging-markets debt by adjusting its positioning in response to the U.S. election result and the resurgence in global growth. In addition, we reduced exposure to long-duration, low-yielding securities. Instead, we opted for shorter-duration, higher-yielding bonds of emerging-market sovereigns, as well as certain corporate issues we saw as having greater upside potential at a time of volatility in U.S. Treasury yields. (Duration is a measure of interest-rate sensitivity). Similarly, we reduced the portfolio’s overall allocation to the emerging markets by decreasing or eliminating some of its higher-risk positions. The fund retained a sizeable 37% weighting in the emerging markets at the end of October, with a focus on sovereign and quasi-sovereign issues (which are corporate bonds backed by government entities either directly or indirectly).

In the latter half of the period, we found the most compelling ideas in relative-value strategies across the developed markets. We were active in both currency and duration positioning in this area, which helped us to continue generating gains even as the headline emerging-markets bond and high-yield indices began to lose momentum.

The fund’s currency exposure detracted from overall returns over the full 12 months. Initially, the fund’s non-dollar exposure detracted from performance when the unexpected outcome of the U.S. election led to a dollar rally and significant market disruptions in the November-December interval. However, later in the period, we made back some lost ground through positioning in the major developed markets such as the Japanese yen, the Australian dollar, and the Canadian dollar, among others. Currencies experienced a healthy amount of volatility in the second half, which presented opportunities to express investment views. Our investments in local currency emerging-market issues of Mexico and Indonesia added further value by allowing the fund to capitalize on the strength in both their bond and currency markets.

U.S. investment-grade corporates, although a sizeable portion of the overall world fixed-income market, were not an area of focus. While the underlying fundamentals in the corporate sector have been very strong,

6	Deutsche High Conviction Global Bond Fund

we did not see a compelling valuation with yield spreads at very tight levels in relation to U.S. Treasuries. Accordingly, we believed better opportunities were available elsewhere.

We employed derivatives to help mitigate risk and support the implementation of investment views in the portfolio. We used U.S. Treasury futures and interest-rate swaps to express views regarding the core developed markets and manage the fund’s duration (interest-rate sensitivity), and we used currency forward contracts both to hedge and to express active views. In the aggregate, the use of derivatives detracted from performance. Since the fund uses derivatives as one component of its strategy to achieve its risk and return objectives, the use of derivatives should be evaluated within the context of the entire portfolio rather than as a standalone strategy.

Outlook and Positioning

Effective October 2, 2017, the fund was renamed Deutsche High Conviction Global Bond Fund. We did not adjust the portfolio’s holdings as a result of this change; instead, we think the name better reflects our strategy of taking above-average positions in our best ideas and often holding a portfolio that is very different than the fund’s benchmarks.

Bonds took a back seat to stocks amid the rally in the latter asset class during the past year, and many investors remain cool on fixed income due to the low absolute yields on government issues and tight yield spreads in the credit sectors. While this set of circumstances at first appears to translate to limited opportunities in fixed income, we think the opposite is true. With economic recoveries in different stages across the world’s major markets, together with a growing differentiation in central bank and government policies, we believe there may be significant latitude for active investors to add value through an active approach. The fund’s “go-anywhere” approach was effective in identifying mispricings in these areas during the past year, and we believe our actively managed strategy can continue to capitalize on the increased divergence in the performance drivers of various regions and asset classes.

Deutsche High Conviction Global Bond Fund	7

Portfolio Management Team

Prior to December 4, 2017, the portfolio management team was as follows:

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

–	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

–	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

–	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Head of US High Yield Bonds: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

–	Joined Deutsche Asset Management in 2012 with six years of industry experience at J.P. Morgan Chase, where she was a Credit Portfolio Trader, trading counterparty credit risk for Latin American and commodities markets counterparties.

–	BA, Columbia University, Columbia College.

–	MBA, Cornell University, S.C. Johnson Graduate School of Management.

Effective December 4, 2017, the portfolio management team is as follows:

Rahmila Nadi, Assistant Vice President.

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

–	Fixed Income Portfolio Manager: New York

–	Joined Deutsche Asset Management in 2012 with six years of industry experience at J.P.Morgan Chase in New York, where she was a Credit Portfolio Trader, actively managing currency, interest rate and commodities exposure from counterparty credit risk of Latin American and commodities markets counterparties.

–	BA, Columbia University, Columbia College.

–	MBA, Cornell University, S.C. Johnson Graduate School of Management.

8	Deutsche High Conviction Global Bond Fund

Bernhard Falk, Director.

Portfolio Manager of the fund. Began managing the fund in 2017.

–	Senior Fixed Income Portfolio Manager: Frankfurt

–	Joined Deutsche Asset Management in 2000 with 12 years of industry experience. Prior to his current role, he served as a Portfolio Manager for Money Market Guaranteed Funds. Before joining, he worked as a Senior Bond Trader at West LB Luxembourg. He began his career in the Private Asset Management and Bond Trading Department at Deutsche Bank Munich.

–	Completed Bank Training Program (“Bankkaufmann”) at Deutsche Bank Munich; Bankfachwirt from Bankakademie, Frankfurt.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Bloomberg Barclays Global Aggregate Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

Quantitative easing entails the Fed’s purchase of government and other securities from the market in an effort to increase money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Yield spread refers to differences between yields on differing debt instruments, calculated by subtracting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. A swap a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. Currency forward contracts are agreements between two parties to exchange two designated currencies at a specific time in the future.

Deutsche High Conviction Global Bond Fund	9

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	3.60%	1.17%	2.99%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.06%	0.24%	2.52%
Bloomberg Barclays Global Aggregate Currency Hedged Index††	1.23%	3.10%	4.26%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	2.83%	0.40%	2.23%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.83%	0.40%	2.23%
Bloomberg Barclays Global Aggregate Currency Hedged Index††	1.23%	3.10%	4.26%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	3.97%	1.41%	3.26%
Bloomberg Barclays Global Aggregate Currency Hedged Index††	1.23%	3.10%	4.26%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2017 are 1.29%, 2.07% and 1.00% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	Deutsche High Conviction Global Bond Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†	Bloomberg Barclays Global Aggregate Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

	Class A	Class C	Class S
Net Asset Value
10/31/17	$9.27	$9.27	$9.26
10/31/16	$9.15	$9.15	$9.13
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$.20	$.14	$.23
October Income Dividend	$.0181	$.0122	$.0200
SEC 30-day Yield††	1.69%	1.02%	2.01%
Current Annualized Distribution Rate††	2.34%	1.58%	2.59%

††	The SEC yield is net investment income per share earned over the month ended October 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.58%, 0.60% and 1.58% for Class A, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.23%, 1.16% and 2.16% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Deutsche High Conviction Global Bond Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
Corporate Bonds	11%	20%
Financials	4%	4%
Information Technology	2%	1%
Industrials	2%	3%
Consumer Discretionary	1%	1%
Energy	1%	2%
Telecommunication Services	1%	1%
Real Estate	0%	0%
Materials	0%	6%
Consumer Staples	—	2%
Utilities	—	0%
Health Care	—	0%
Sovereign Bonds	69%	52%
U.S. Treasury Obligations	17%	14%
Commercial Mortgage-Backed Securities	1%	3%
Mortgage-Backed Securities Pass-Throughs	1%	2%
Collateralized Mortgage Obligations	1%	2%
Exchange-Traded Fund	—	6%
Asset-Backed	—	1%
	100%	100%

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
United States	26%	35%
Indonesia	11%	4%
Japan	10%	—
Germany	10%	8%
Mexico	7%	3%
Australia	6%	1%
Kazakhstan	4%	4%
Sri Lanka	4%	3%
Malaysia	3%	3%
Argentina	3%	3%
Cayman Islands	2%	3%
Nigeria	2%	—
Luxembourg	—	3%
Peru	—	2%
India	—	2%
Romania	—	2%
Canada	—	2%
Other	12%	22%
	100%	100%

12	Deutsche High Conviction Global Bond Fund

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16
United States Dollar	82%	87%
Japanese Yen	15%	9%
Euro	10%	5%
Indonesian Rupiah	5%	0%
Argentina Peso	2%	0%
Mexican Peso	0%	1%
Malaysian Ringgit	0%	0%
Canadian dollar	–2%	—
Australian Dollar	–5%	–1%
British pound	–7%	0%
Taiwan Dollar	—	–1%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
AAA	43%	30%
AA	—	2%
A	22%	9%
BBB	22%	40%
BB	1%	9%
B	12%	9%
Not Rated	—	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/17	10/31/16
Effective Maturity	5.8 years	6.3 years
Effective Duration	6.4 years	6.2 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 62 for contact information.

Deutsche High Conviction Global Bond Fund	13

Investment Portfolio	as of October 31, 2017

	Principal Amount ($) (a)		Value ($)
Bonds 85.5%

Argentina 2.4%
Republic of Argentina:
REG S, 3.875%, 1/15/2022	EUR	500,000	601,994
Argentina Central Bank 7 day Repo Rate, 26.25%*, 6/21/2020	ARS	18,600,000	1,129,949

(Cost $1,718,605)			1,731,943

Armenia 1.0%
Republic of Armenia, 144A, 6.0%, 9/30/2020 (Cost $729,750)		700,000	736,890

Australia 5.5%
Republic of Australia, Series 148, REG S, 2.75%, 11/21/2027	AUD	5,000,000	3,849,469
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027		45,000	43,929

(Cost $3,977,982)			3,893,398

Cayman Islands 1.6%
Latam Finance Ltd., 144A, 6.875%, 4/11/2024		1,000,000	1,057,500
Noble Holding International Ltd., 5.75%, 3/16/2018		10,000	10,075
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022		85,000	86,390

(Cost $1,094,783)			1,153,965

Chile 0.6%
Empresa Nacional del Petroleo, 144A, 4.5%, 9/14/2047 (Cost $446,798)		460,000	437,575

France 0.9%
BNP Paribas SA, 144A, 4.625%, 3/13/2027		300,000	320,853
Electricite de France SA, 144A, 4.75%, 10/13/2035		90,000	98,977
Societe Generale SA, 144A, 2.625%, 9/16/2020		210,000	211,999

(Cost $610,486)			631,829

Germany 8.4%
Federal Republic of Germany, Series 172, REG S, 0.25%, 10/16/2020 (Cost $5,760,868)	EUR	5,000,000	5,981,840

Ghana 1.1%
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b) (Cost $710,000)		710,000	801,448

Honduras 0.7%
Government of Honduras, 144A, 6.25%, 1/19/2027 (Cost $430,000)		430,000	463,699

The accompanying notes are an integral part of the financial statements.

14	Deutsche High Conviction Global Bond Fund

	Principal Amount ($) (a)		Value ($)
Hungary 0.9%
Republic of Hungary, 6.375%, 3/29/2021 (Cost $682,800)		600,000	671,250

Indonesia 9.3%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	33,440,000,000	2,706,020
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		2,000,000	2,158,216
Perusahaan Penerbit SBSN:
144A, 3.4%, 3/29/2022		785,000	800,308
144A, 4.325%, 5/28/2025		200,000	209,300
Republic of Indonesia, Series FR74, 7.5%, 8/15/2032	IDR	9,500,000,000	713,419

(Cost $6,526,974)			6,587,263

Jamaica 0.9%
Government of Jamaica, 8.0%, 3/15/2039 (Cost $570,410)		500,000	623,750

Japan 8.9%
Japan Government Thirty Year Bond:
Series 52, 0.5%, 9/20/2046	JPY	117,000,000	939,591
Series 25, 2.3%, 12/20/2036	JPY	210,000,000	2,430,057
Japan Government Twenty Year Bond, Series 92, 2.1%, 12/20/2026	JPY	285,000,000	2,976,552

(Cost $6,685,424)			6,346,200

Kazakhstan 3.3%
KazAgro National Management Holding JSC, REG S, 3.255%, 5/22/2019 (Cost $2,210,338)	EUR	2,000,000	2,373,847

Malaysia 2.9%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (Cost $2,000,000)		2,000,000	2,027,400

Mexico 6.0%
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		250,000	263,250
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	7,991,834	394,837
Petroleos Mexicanos:
144A, 5.375%, 3/13/2022		236,000	250,844
144A, 6.5%, 3/13/2027		575,000	627,900
United Mexican States, Series M, 6.5%, 6/9/2022	MXN	52,647,000	2,686,152

(Cost $4,204,942)			4,222,983

Mongolia 0.6%
Mongolia Government International Bond, 144A, 5.625%, 5/1/2023 (c) (Cost $430,000)		430,000	431,713

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	15

	Principal Amount ($) (a)	Value ($)

Netherlands 0.5%
ING Groep NV, 3.95%, 3/29/2027	200,000	209,378
LYB International Finance II BV, 3.5%, 3/2/2027	115,000	114,925

(Cost $313,551)		324,303

Nigeria 1.3%
Africa Finance Corp., 144A, 3.875%, 4/13/2024 (Cost $883,263)	890,000	900,013

Peru 0.8%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022 (Cost $517,500)	500,000	532,500

Portugal 0.6%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $404,000)	400,000	423,456

Sri Lanka 3.2%
National Savings Bank, 144A, 5.15%, 9/10/2019	500,000	511,100
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019	200,000	204,958
144A, 5.75%, 1/18/2022	1,000,000	1,060,716
144A, 6.2%, 5/11/2027	445,000	472,923

(Cost $2,192,500)		2,249,697

Ukraine 0.8%
Government of Ukraine, 144A, 7.375%, 9/25/2032 (Cost $595,000)	595,000	586,594

United Kingdom 0.6%
HSBC Holdings PLC, 4.375%, 11/23/2026	200,000	210,325
Standard Chartered PLC, 144A, 4.05%, 4/12/2026	200,000	205,597

(Cost $400,938)		415,922

United States 22.7%
Ares Capital Corp., 3.625%, 1/19/2022	60,000	60,663
AT&T, Inc.:
3.4%, 5/15/2025	140,000	138,231
4.5%, 5/15/2035	90,000	87,726
BMW U.S. Capital LLC, 144A, 3.3%, 4/6/2027	220,000	223,191
Broadcom Corp.:
144A, 3.0%, 1/15/2022	105,000	106,455
144A, 3.625%, 1/15/2024	120,000	123,940
CA, Inc., 3.6%, 8/15/2022	60,000	61,528
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023 (b)	50,000	50,244
(REIT), 5.95%, 12/15/2026 (b)	125,000	124,668

The accompanying notes are an integral part of the financial statements.

16	Deutsche High Conviction Global Bond Fund

Principal Amount ($) (a)		Value ($)
CF Industries, Inc., 144A, 4.5%, 12/1/2026	20,000	21,056
Charter Communications Operating LLC:
3.579%, 7/23/2020	50,000	51,345
4.908%, 7/23/2025	30,000	31,915
Churchill Downs, Inc., 5.375%, 12/15/2021	17,000	17,446
Dell International LLC:
144A, 4.42%, 6/15/2021	390,000	410,087
144A, 8.1%, 7/15/2036	40,000	50,727
DXC Technology Co., 4.75%, 4/15/2027	285,000	306,446
Energy Transfer LP:
4.5%, 11/1/2023	40,000	42,071
5.95%, 10/1/2043	30,000	31,949
Fannie Mae Connecticut Avenue Securities, “1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.388%*, 9/25/2028	328,052	331,655
Federal Home Loan Mortgage Corp.:
“IK”, Series 4048, Interest Only, 3.0%, 5/15/2027	514,972	48,222
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	298,372	44,292
5.5%, 6/1/2035	708,513	792,865
Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040	220,309	43,990
FS Investment Corp., 4.75%, 5/15/2022	80,000	83,032
General Motors Co., 6.6%, 4/1/2036	30,000	35,901
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	20,000	21,306
Government National Mortgage Association:
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	235,286	32,368
“AI”, Series 2011-94, Interest Only, 4.5%, 1/20/2039	307,529	5,319
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	227,167	40,196
“EI”, Series 2011-162, Interest Only, 4.5%, 5/20/2040	320,552	13,627
“DI”, Series 2011-40, Interest Only, 4.5%, 12/20/2040	121,501	648
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	214,294	39,578
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	267,816	45,787
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	178,994	31,356
7.0%, 1/15/2029	35,424	36,492
Hess Corp., 5.8%, 4/1/2047	65,000	70,155
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022	190,000	204,420
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	95,000	97,487
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, Series 2007-C1, 5.716%, 2/15/2051	52,327	52,266
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	60,000	58,254
Nordstrom, Inc.:
4.0%, 3/15/2027	60,000	59,060
5.0%, 1/15/2044	95,000	89,784

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	17

	Principal Amount ($) (a)	Value ($)
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028 (b)	105,000	105,352
(REIT), 4.95%, 4/1/2024	60,000	63,348
Plains All American Pipeline LP:
2.85%, 1/31/2023	55,000	52,858
4.3%, 1/31/2043	80,000	70,108
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022	205,000	209,753
Select Income REIT, (REIT), 4.15%, 2/1/2022	60,000	61,147
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	40,000	39,768
The Gap, Inc., 5.95%, 4/12/2021	170,000	183,647
U.S. Treasury Bill, 1.18%**, 8/16/2018 (d)	1,243,000	1,229,551
U.S. Treasury Bond, 3.0%, 5/15/2047	130,000	133,265
U.S. Treasury Notes:
1.625%, 7/31/2019	8,500,000	8,505,977
1.75%, 5/31/2022	50,000	49,504
2.0%, 5/31/2024	54,000	53,344
2.375%, 5/15/2027	105,000	105,049
Verizon Communications, Inc., 2.625%, 8/15/2026	150,000	141,486
Viacom, Inc.:
5.875%, 2/28/2057 (b)	55,000	54,464
6.25%, 2/28/2057	60,000	59,280
Wells Fargo Commercial Mortgage Trust, “A4”, Series 2015-SG1, 3.789%, 9/15/2048	750,000	790,104

(Cost $16,104,390)		16,125,753
Total Bonds (Cost $60,201,302)		60,675,231

	Shares	Value ($)
Securities Lending Collateral 2.8%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.97% (e) (f) (Cost $2,018,745)	2,018,745	2,018,745

Cash Equivalents 11.3%
Deutsche Central Cash Management Government Fund, 1.08% (e) (Cost $7,991,042)	7,991,042	7,991,042

The accompanying notes are an integral part of the financial statements.

18	Deutsche High Conviction Global Bond Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $70,211,089)	99.6	70,685,018
Other Assets and Liabilities, Net	0.4	276,095

Net Assets	100.0	70,961,113

*	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $1,957,394, which is 2.8% of net assets.

(c)	When-issued security.

(d)	At October 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At October 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Australian Bond	AUD	12/15/2017	70	6,947,040	6,903,236	(43,804)
10 Year Mini Japanese Government Bond	JPY	12/12/2017	15	1,996,401	1,985,269	(11,132)
10 Year U.S. Treasury Note	USD	12/19/2017	21	2,613,198	2,623,687	10,489
United Kingdom Long Gilt Bond	GBP	12/27/2017	27	4,581,521	4,458,742	(122,779)
Total net unrealized depreciation						(167,226)

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	19

As of October 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,455,734	GBP	1,875,000	12/4/2017	36,722	Goldman Sachs & Co.
EUR	3,040,000	USD	3,583,646	12/4/2017	36,637	Bank of America
CAD	2,150,000	USD	1,720,628	12/4/2017	53,612	JPMorgan Chase Securities, Inc.
AUD	2,302,000	USD	1,797,144	12/4/2017	35,884	Credit Agricole
AUD	2,302,000	USD	1,814,411	12/4/2017	53,151	National Australia Bank Ltd.
CAD	2,150,000	USD	1,717,657	12/4/2017	50,641	State Street Bank & Trust Co.
MXN	19,950,000	USD	1,036,912	12/4/2017	2,014	BNP Paribas
MXN	19,950,000	USD	1,036,121	12/4/2017	1,223	JPMorgan Chase Securities, Inc.
AUD	2,302,000	USD	1,764,931	12/4/2017	3,671	Citigroup, Inc.
JPY	725,000,000	USD	6,451,406	12/18/2017	61,245	Toronto-Dominion Bank
EUR	8,915,000	USD	10,602,984	12/18/2017	191,213	Goldman Sachs & Co.
AUD	5,050,000	USD	3,943,217	12/18/2017	79,926	JPMorgan Chase Securities, Inc.
MXN	52,840,000	USD	2,779,128	12/18/2017	44,494	HSBC Holdings PLC
Total unrealized appreciation					650,433

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,403,919	MXN	26,600,000	12/4/2017	(24,054)	JPMorgan Chase Securities, Inc.
USD	699,607	MXN	13,300,000	12/4/2017	(9,675)	Toronto-Dominion Bank
USD	1,701,340	CAD	2,150,000	12/4/2017	(34,324)	JPMorgan Chase Securities, Inc.
USD	3,587,033	EUR	3,040,000	12/4/2017	(40,023)	Bank of America
USD	1,784,485	AUD	2,302,000	12/4/2017	(23,225)	National Australia Bank Ltd.
GBP	3,750,000	USD	4,983,851	12/4/2017	(1,061)	Goldman Sachs & Co.
GBP	1,875,000	USD	2,480,859	12/4/2017	(11,597)	JPMorgan Chase Securities, Inc.

The accompanying notes are an integral part of the financial statements.

20	Deutsche High Conviction Global Bond Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	6,440,876	JPY	725,000,000	12/18/2017	(50,715)	Toronto-Dominion Bank
USD	1,766,363	JPY	200,000,000	12/18/2017	(3,560)	Citigroup, Inc.
USD	1,083,291	EUR	915,000	12/18/2017	(14,669)	JPMorgan Chase Securities, Inc.
USD	2,651,758	JPY	300,000,000	12/18/2017	(7,553)	JPMorgan Chase Securities, Inc.
USD	7,047,429	EUR	6,000,000	12/18/2017	(40,068)	Goldman Sachs & Co.
Total unrealized depreciation					(260,524)

Currency Abbreviations
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	USD	United States Dollar
GBP	British Pound

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	21

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments Bonds (g)	$—	$60,675,231	$—	$60,675,231
Short-Term Investments (g)	10,009,787	—	—	10,009,787
Derivatives (h)
Futures Contracts	10,489	—	—	10,489
Forward Foreign Currency Contracts	—	650,433	—	650,433
Total	$10,020,276	$61,325,664	$—	$71,345,940

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)
Futures Contracts	$(177,715)	$—	$—	$(177,715)
Forward Foreign Currency Contracts	—	(260,524)	—	(260,524)
Total	$(177,715)	$(260,524)	$—	$(438,239)

There have been no transfers between fair value measurement levels during the year ended October 31, 2017.

(g)	See Investment Portfolio for additional detailed categorizations.

(h)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

22	Deutsche High Conviction Global Bond Fund

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $60,201,302) — including $1,957,394 of securities loaned	$60,675,231
Investment in Deutsche Government & Agency Securities Portfolio (cost $2,018,745)*	2,018,745
Investment in Deutsche Central Cash Management Government Fund (cost $7,991,042)	7,991,042
Foreign currency, at value (cost $915,430)	887,107
Receivable for investments sold	961,480
Receivable for Fund shares sold	109,129
Interest receivable	522,729
Receivable for variation margin on futures contracts	68,764
Unrealized appreciation on forward foreign currency contracts	650,433
Other assets	60,460
Total assets	73,945,120

Liabilities
Payable upon return of securities loaned	2,018,745
Payable for investments purchased	46,474
Payable for investments purchased — when-issued securities	430,000
Payable for Fund shares redeemed	33,518
Unrealized depreciation on forward foreign currency contracts	260,524
Accrued Directors’ fees	1,415
Other accrued expenses and payables	193,331
Total liabilities	2,984,007
Net assets, at value	$70,961,113

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	23

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Assets Consist of

Distributions in excess of net investment income	$(205,542)
Net unrealized appreciation (depreciation) on:
Investments	473,929
Futures	(167,226)
Foreign currency	(31,368)
Forward foreign currency contracts	389,909
Accumulated net realized gain (loss)	(3,646,877)
Paid-in capital	74,148,288
Net assets, at value	$70,961,113

Net Asset Value
Class A
Net Asset Value and redemption price per share ($12,609,209 ÷ 1,359,904 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.27
Maximum offering price per share (100 ÷ 95.50 of $9.27)	$9.71
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,506,419 ÷ 162,481 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.27
Class S
Net Asset Value, offering and redemption price per share ($56,845,485 ÷ 6,141,606 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.26

The accompanying notes are an integral part of the financial statements.

24	Deutsche High Conviction Global Bond Fund

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Interest (net of foreign taxes withheld of $21,146)	2,203,640
Dividends	115,439
Income distributions — Deutsche Central Cash Management Government Fund	38,358
Securities lending income, net of borrower rebates	36,623
Total income	2,394,060
Expenses:
Management fee	269,958
Administration fee	71,713
Services to shareholders	130,827
Distribution and service fees	47,180
Custodian fee	35,536
Professional fees	123,900
Reports to shareholders	45,283
Registration fees	58,518
Directors’ fees and expenses	5,692
Other	27,769
Total expenses before expense reductions	816,376
Expense reductions	(236,396)
Total expenses after expense reductions	579,980
Net investment income	1,814,080

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,291,513
Swap contracts	875,146
Futures	169,799
Written options	232,313
Forward foreign currency contracts	(1,352,965)
Foreign currency	(312,744)
903,062
Change in net unrealized appreciation (depreciation) on:
Investments	325,744
Swap contracts	(1,087,609)
Futures	60,960
Written options	(107,906)
Forward foreign currency contracts	619,804
Foreign currency	22,671
(166,336)
Net gain (loss)	736,726
Net increase (decrease) in net assets resulting from operations	$2,550,806

The accompanying notes are an integral part of the financial statements.

Deutsche High Conviction Global Bond Fund	25

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income	$1,814,080	$1,560,371
Net realized gain (loss)	903,062	(1,046,437)
Change in net unrealized appreciation (depreciation)	(166,336)	3,218,048
Net increase (decrease) in net assets resulting from operations	2,550,806	3,731,982
Distributions to shareholders from:
Net investment income:
Class A	(292,472)	(157,346)
Class B	—	(112)*
Class C	(22,686)	(8,737)
Class S	(1,413,738)	(573,214)
Return of capital:
Class A	—	(188,307)
Class B	—	(135)*
Class C	—	(10,457)
Class S	—	(686,007)
Total distributions	(1,728,896)	(1,624,315)
Fund share transactions:
Proceeds from shares sold	7,154,131	13,117,317
Reinvestment of distributions	1,580,148	1,482,337
Payments for shares redeemed	(15,405,219)	(22,077,818)
Redemption fees	1	113
Net increase (decrease) in net assets from Fund share transactions	(6,670,939)	(7,478,051)
Increase (decrease) in net assets	(5,849,029)	(5,370,384)
Net assets at beginning of period	76,810,142	82,180,526
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $205,542 and $244,399, respectively)	$70,961,113	$76,810,142

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

26	Deutsche High Conviction Global Bond Fund

Financial Highlights

	Years Ended October 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.15	$8.91	$9.67	$9.95	$10.42
Income (loss) from investment operations:
Net investment income[a]	.22	.16	.25	.29	.21
Net realized and unrealized gain (loss)	.10	.24	(.57)	(.08)	(.29)
Total from investment operations	.32	.40	(.32)	.21	(.08)
Less distributions from:
Net investment income	(.20)	(.06)	(.30)	(.42)	(.23)
Net realized gains	—	—	(.10)	(.07)	(.16)
Return of capital	—	(.10)	(.04)	—	—
Total distributions	(.20)	(.16)	(.44)	(.49)	(.39)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$9.27	$9.15	$8.91	$9.67	$9.95
Total Return (%)[b,c]	3.60	4.57	(3.41)	2.15	(.84)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	16	20	24
Ratio of expenses before expense reductions (%)	1.35	1.37	1.31	1.23	1.17
Ratio of expenses after expense reductions (%)	.99	1.09	1.04	1.02	1.03
Ratio of net investment income (%)	2.36	1.75	2.76	2.96	2.07
Portfolio turnover rate (%)	116	320	336	326	493

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche High Conviction Global Bond Fund	27

	Years Ended October 31,
Class C	2017	2016		2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.15	$8.92		$9.67	$9.95	$10.42
Income (loss) from investment operations:
Net investment income[a]	.15	.09		.18	.22	.13
Net realized and unrealized gain (loss)	.11	.24		(.56)	(.08)	(.29)
Total from investment operations	.26	.33		(.38)	.14	(.16)
Less distributions from:
Net investment income	(.14)	(.00	)*	(.23)	(.35)	(.15)
Net realized gains	—	—		(.10)	(.07)	(.16)
Return of capital	—	(.10)		(.04)	—	—
Total distributions	(.14)	(.10)		(.37)	(.42)	(.31)
Redemption fees	.00 *	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$9.27	$9.15		$8.92	$9.67	$9.95
Total Return (%)[b,c]	2.83	3.78		(4.13)	1.39	(1.66)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2		2	3	3
Ratio of expenses before expense reductions (%)	2.12	2.15		2.07	1.99	1.91
Ratio of expenses after expense reductions (%)	1.74	1.84		1.79	1.77	1.78
Ratio of net investment income (%)	1.60	.96		2.01	2.22	1.31
Portfolio turnover rate (%)	116	320		336	326	493

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

28	Deutsche High Conviction Global Bond Fund

	Years Ended October 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.13	$8.90	$9.66	$9.94	$10.42
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.18	.27	.32	.23
Net realized and unrealized gain (loss)	.12	.24	(.57)	(.08)	(.29)
Total from investment operations	.36	.42	(.30)	.24	(.06)
Less distributions from:
Net investment income	(.23)	(.09)	(.32)	(.45)	(.26)
Net realized gains	—	—	(.10)	(.07)	(.16)
Return of capital	—	(.10)	(.04)	—	—
Total distributions	(.23)	(.19)	(.46)	(.52)	(.42)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$9.26	$9.13	$8.90	$9.66	$9.94
Total Return (%)[b]	3.97	4.72	(3.17)	2.41	(.66)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	58	64	78	84
Ratio of expenses before expense reductions (%)	1.06	1.08	1.01	.95	.87
Ratio of expenses after expense reductions (%)	.74	.84	.79	.77	.78
Ratio of net investment income (%)	2.59	1.97	3.01	3.21	2.30
Portfolio turnover rate (%)	116	320	336	326	493

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Deutsche High Conviction Global Bond Fund	29

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Conviction Global Bond Fund (formerly Deutsche Enhanced Global Bond Fund) (the “Fund”) is a diversified series of Deutsche Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

30	Deutsche High Conviction Global Bond Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may

Deutsche High Conviction Global Bond Fund	31

include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk

32	Deutsche High Conviction Global Bond Fund

that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had securities on loan, all of which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Deutsche High Conviction Global Bond Fund	33

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $3,549,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,542,000) and long-term losses ($2,007,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly.

Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$184,367
Capital loss carryforwards	$(3,549,000)
Unrealized appreciation (depreciation) on investments	$177,076

34	Deutsche High Conviction Global Bond Fund

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $70,421,900. The net unrealized appreciation for all investments based on tax cost was $177,076. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $1,479,058 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,301,982.

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income	$1,728,896	$739,409
Return of capital distributions	$—	$884,906

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Deutsche High Conviction Global Bond Fund	35

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2017, the Fund

36	Deutsche High Conviction Global Bond Fund

entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in interest rate swap contracts had a total contract value generally indicative of a range from $0 to $71,614,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $5,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in

Deutsche High Conviction Global Bond Fund	37

which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2017, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,602,000 to $15,971,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $7,613,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2017, the Fund entered into options on currency futures in order to seek enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise

38	Deutsche High Conviction Global Bond Fund

price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option and written option contracts as of October 31, 2017. For the year ended October 31, 2017, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $181,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $146,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains. In addition, prior to October 2, 2017, as part of its currency strategies, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,446,000 to $45,713,000, and the investment in forward

Deutsche High Conviction Global Bond Fund	39

currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,406,000 to $30,622,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$10,489	$10,489
Foreign Exchange Contracts (b)	650,433	—	650,433
	$650,433	$10,489	$660,922

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$(177,715)	$(177,715)
Foreign Exchange Contracts (d)	(260,524)	—	(260,524)
	$(260,524)	$(177,715)	$(438,239)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (e)	$—	$—	$—	$635,464	$169,799	$805,263
Credit Contracts (e)	—	—	—	239,682	—	239,682
Foreign Exchange Contracts (e)	189,313	232,313	(1,352,965)	—	—	(931,339)
	$189,313	$232,313	$(1,352,965)	$875,146	$169,799	$113,606

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from investments (includes purchased options), written options, forward foreign currency contracts, swap contracts and futures, respectively

40	Deutsche High Conviction Global Bond Fund

Change in Net Unrealized Appreciation (Depreciation)

	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$—	$—	$(1,119,267)	$60,960	$(1,058,307)
Credit Contracts (f)	—	—	—	31,658	—	31,658
Foreign Exchange Contracts (f)	142,906	(107,906)	619,804	—	—	654,804
	$142,906	$(107,906)	$619,804	$(1,087,609)	$60,960	$(371,845)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, forward foreign currency contracts, swap contracts and futures, respectively

As of October 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$36,637	$(36,637)	$—	$—
BNP Paribas	2,014	—	—	2,014
Citigroup, Inc.	3,671	(3,560)	—	111
Credit Agricole	35,884	—	—	35,884
Goldman Sachs & Co.	227,935	(41,129)	—	186,806
HSBC Holdings PLC	44,494	—	—	44,494
JPMorgan Chase Securities, Inc.	134,761	(92,197)	—	42,564
National Australia Bank Ltd.	53,151	(23,225)	—	29,926
State Street Bank & Trust Co.	50,641	—	—	50,641
Toronto-Dominion Bank	61,245	(60,390)	—	855
	$650,433	$(257,138)	$—	$393,295

Deutsche High Conviction Global Bond Fund	41

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$40,023	$(36,637)	$—	$3,386
Citigroup, Inc.	3,560	(3,560)	—	—
Goldman Sachs & Co.	41,129	(41,129)	—	—
JPMorgan Chase Securities, Inc.	92,197	(92,197)	—	—
National Australia Bank Ltd.	23,225	(23,225)	—	—
Toronto-Dominion Bank	60,390	(60,390)	—	—
	$260,524	$(257,138)	$—	$3,386

C. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $56,310,220 and $65,295,686, respectively. Purchases and sales of U.S. Treasury obligations aggregated $17,716,676 and $16,950,273, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from March 1, 2017 through December 3, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Effective December 4, 2017, Deutsche Asset Management International GmbH (Deutsche AM International GmbH), also an indirect, wholly-owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the Fund, will compensate Deutsche AM International GmbH for the services it provides to the Fund.

42	Deutsche High Conviction Global Bond Fund

Prior to July 1, 2017, under the Investment Management Agreement, the Fund paid a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.41% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Effective July 1, 2017, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2016 through May 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.05%
Class C	1.80%
Class S	.80%

Effective June 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class C	1.65%
Class S	.65%

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$46,726
Class C	5,840
Class S	183,830
$236,396

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $71,713, of which $6,024 is unpaid.

Deutsche High Conviction Global Bond Fund	43

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2017
Class A	$12,390	$3,939
Class C	1,082	352
Class S	51,078	16,391
	$64,550	$20,682

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$11,498	$957

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$31,879	$7,834	.24%
Class C	3,803	942	.25%
	$35,682	$8,776

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2017, aggregated $547.

44	Deutsche High Conviction Global Bond Fund

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $5.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,728, of which $9,428 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,532.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover,

Deutsche High Conviction Global Bond Fund	45

securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	75,346	$708,042	821,567		$7,371,218
Class B	—	—	14	*	179	*
Class C	13,526	124,205	17,076		152,233
Class S	690,334	6,321,884	624,382		5,593,687
		$7,154,131			$13,117,317

Shares issued to shareholders in reinvestment of distributions
Class A	30,281	$276,019	36,226		$327,973
Class B	—	—	9	*	77	*
Class C	2,125	19,391	1,722		15,580
Class S	141,037	1,284,738	126,214		1,138,707
		$1,580,148			$1,482,337

46	Deutsche High Conviction Global Bond Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(670,091)	$(6,049,111)	(761,767)	$(6,912,284)
Class B	—	—	(25,995)*	(230,343)*
Class C	(36,550)	(332,094)	(68,038)	(610,612)
Class S	(987,116)	(9,024,014)	(1,593,590)	(14,324,579)
		$(15,405,219)		$(22,077,818)

Redemption fees		$1		$113

Net increase (decrease)
Class A	(564,464)	$(5,065,049)	96,026	$786,907
Class B	—	—	(25,972)*	(230,087)*
Class C	(20,899)	(188,498)	(49,240)	(442,797)
Class S	(155,745)	(1,417,392)	(842,994)	(7,592,074)
		$(6,670,939)		$(7,478,051)

*	For the period from November 1, 2015 to February 10, 2016 (see Note A).

Deutsche High Conviction Global Bond Fund	47

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of the Deutsche High Conviction Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche High Conviction Global Bond Fund (formerly the Deutsche Enhanced Global Bond Fund) (the “Fund”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 21, 2017

48	Deutsche High Conviction Global Bond Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche High Conviction Global Bond Fund	49

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,019.20	$1,015.30	$1,021.60
Expenses Paid per $1,000*	$4.73	$8.53	$3.46

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,020.52	$1,016.74	$1,021.78
Expenses Paid per $1,000*	$4.74	$8.54	$3.47

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche High Conviction Global Bond Fund	0.93%	1.68%	0.68%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

A total of 7% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

50	Deutsche High Conviction Global Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche High Conviction Global Bond Fund’s (formerly Deutsche Enhanced Global Bond Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

Deutsche High Conviction Global Bond Fund	51

invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The

52	Deutsche High Conviction Global Bond Fund

Board noted certain changes in the Fund’s portfolio management team that would be effective on or about December 4, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that, effective July 1, 2017, the Fund adopted a revised management fee schedule reducing DIMA’s management fee under the Agreement by 0.10%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA previously agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from

Deutsche High Conviction Global Bond Fund	53

advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA

54	Deutsche High Conviction Global Bond Fund

compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in July 2017, the Board of Directors, all members of which are Independent Directors, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect as of July 1, 2017.

In connection with its review of the amendment in July 2017, the Board noted its approval of the renewal of the Agreement pursuant to the process that concluded in September 2016. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund

Sub-Advisory Agreement Board Considerations and Fee Evaluation

In addition, at the July 2017 meeting, the Board approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between DIMA and Deutsche Asset Management International GmbH (“DeAMI”), an indirect, wholly-owned subsidiary of Deutsche Bank AG, on behalf the Fund. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on December 4, 2017.

Deutsche High Conviction Global Bond Fund	55

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DeAMI and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for changes to the Fund’s portfolio management team, including the addition of a portfolio manager located in Frankfurt, Germany. The Board considered that the appointment of DeAMI was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DeAMI would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely increase under the new sub-advisory arrangement, but that such increased profit margin was not expected to be unreasonable.

Given that DeAMI is an affiliate of DIMA, the Board, at the July 2017 meeting, additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Agreement in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

56	Deutsche High Conviction Global Bond Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

Deutsche High Conviction Global Bond Fund	57

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

58	Deutsche High Conviction Global Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche High Conviction Global Bond Fund	59

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

60	Deutsche High Conviction Global Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

Deutsche High Conviction Global Bond Fund	61

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

62	Deutsche High Conviction Global Bond Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S
Nasdaq Symbol	SZGAX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 759	25156A 767
Fund Number	461	761	2061

Deutsche High Conviction Global Bond Fund	63

DEGBF-2

(R-024960-8 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche high conviction global bond Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$96,651	$0	$0	$1,500
2016	$92,332	$0	$0	$1,500

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$1,500	$0	$0	$1,500
2016	$1,500	$52,339	$0	$53,839

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Conviction Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017